Exhibit 99.46

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-C

KEY PERFORMANCE FACTORS
October 31, 2000



Expected B Maturity 2/15/05


Blended Coupon 6.8441%


Excess Protection Level
3 Month Average   5.83%
October, 2000   6.27%
September, 2000   5.69%
August, 2000   5.53%


Cash Yield19.62%


Investor Charge Offs 4.51%


Base Rate 8.84%


Over 30 Day Delinquency 5.23%


Seller's Interest10.66%


Total Payment Rate14.07%


Total Principal Balance$56,359,968,018.99


 Investor Participation Amount$1,500,000,000.00


Seller Participation Amount$6,009,277,457.50